INDEPENDENT AUDITORS' CONSENT



To the Stockholders of
Am Build, Inc.
Toronto, Ontario Canada


	We consent to the incorporation by reference in this Registration Statement of Am Build, Inc. on Form 10-SB/A of our report dated April
30, 2003 of Am Build, Inc. for the eight months ended April 30, 2003 and for the periods from date of inception (June 25, 2002) to August
31, 2002 and April 30, 2003, and to the reference to us under the heading "Experts."





/s/ Rotenberg & Co., LLP


Rotenberg & Co., LLP
Rochester, New York
May 7, 2003